CAMDEN PROPERTY TRUST ANNOUNCES FIRST QUARTER 2015 OPERATING RESULTS

Houston, TEXAS (April 30, 2015) - Camden Property Trust (NYSE:CPT) today announced operating results for the three months ended March 31, 2015.

Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”), and Net Income Attributable to Common Shareholders (“EPS”) for the three months ended March 31, 2015 are detailed below.

	Three Months Ended
	March 31
Per Diluted Share	2015	2014
FFO	$1.08	$1.05
AFFO	$0.96	$0.96
EPS	$1.27	$0.45

•	EPS for the three months ended March 31, 2015 included an $0.89 per share net gain on sale of operating properties and land.

•	EPS for the three months ended March 31, 2014 included a $0.04 per share gain on sale of unconsolidated joint venture properties and undeveloped land.

A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

Same Property Results

	Quarterly Growth	Sequential Growth
	1Q15 vs. 1Q14	1Q15 vs. 4Q14
Revenues	4.6%	1.1%
Expenses	6.2%	4.0%
Net Operating Income ("NOI")	3.7%	(0.5)%

	1Q15	1Q14	4Q14
Occupancy	95.5%	95.5%	95.6%

“We are pleased to report another strong quarter of earnings,” said Richard J. Campo, Camden’s Chairman and CEO.  “Our first quarter results were at the top end of our guidance range due to stronger than expected revenue growth, partially offset by higher than anticipated property tax assessments in our Houston and Austin markets.”

The Company defines same property communities as communities owned and stabilized as of January 1, 2014. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Development Activity
Construction was completed during the first quarter at Camden La Frontera and Camden Lamar Heights, both located in Austin, TX, and construction commenced at Camden NoMa II in Washington, DC.

Development Communities - Construction Completed and Projects in Lease-Up ($ in millions)

		Total	Total	CPT %	% Leased
Community Name	Location	Units	Cost	Owned	as of 4/26/15
Camden La Frontera	Round Rock, TX	300	$35.6	100%	96%
Camden Boca Raton	Boca Raton, FL	261	51.5	100%	95%
Camden Lamar Heights	Austin, TX	314	46.5	100%	87%
Camden Foothills	Scottsdale, AZ	220	44.4	100%	71%
TOTAL		1,095	$178.0

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	CPT %	% Leased
Community Name	Location	Units	Budget	Owned	as of 4/26/15
Camden Flatirons	Denver, CO	424	$78	100%	55%
Camden Paces	Atlanta, GA	379	110	100%	43%
Camden Hayden	Tempe, AZ	234	48	100%	33%
Camden Southline	Charlotte, NC	266	48	31.3%	22%
Camden Chandler	Chandler, AZ	380	75	100%	15%
Camden Glendale	Glendale, CA	303	115	100%	5%
Camden Gallery	Charlotte, NC	323	58	100%
Camden Victory Park	Dallas, TX	423	82	100%
The Camden	Los Angeles, CA	287	145	100%
Camden Lincoln Station	Denver, CO	267	56	100%
Camden McGowen Station	Houston, TX	315	90	100%
Camden NoMa II	Washington, DC	405	115	100%
TOTAL		4,006	$1,020

Acquisition/Disposition Activity
Camden disposed of two communities during the quarter for a total of $114.4 million: Camden Ridgecrest, a 284-home property in Austin, TX, and Camden Bayside, an 832-home property in Tampa, FL. The communities sold had an average age of 24 years and average monthly rent of $856 per unit.

Earnings Guidance
Camden updated its earnings guidance for 2015 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for second quarter 2015 as detailed below.

Per Diluted Share	2Q15	2015
FFO	$1.08 - $1.12	$4.40 - $4.56
EPS	$0.36 - $0.40	$2.39 - $2.55

Same Property Growth	2015 Range	2015 Midpoint
Revenue	4.00% - 5.00%	4.50%
Expenses	4.75% - 5.25%	5.00%
NOI	3.50% - 5.00%	4.25%

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2015 financial outlook and a reconciliation of expected EPS to expected FFO are included in the financial tables accompanying this press release.

Conference Call
The Company will hold a conference call on Friday, May 1, 2015 at 11:00 a.m. Central Time to review its first quarter 2015 results and discuss its outlook for future performance. To participate in the call, please dial (888) 317-6003 (Domestic) or (412) 317-6061 (International) by 10:50 a.m. Central Time and enter passcode: 1020491, or join the live webcast of the conference call by accessing the Investor Relations section of the Company’s website at camdenliving.com. Supplemental financial information is available in the Investor Relations section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 168 properties containing 58,446 apartment homes across the United States. Upon completion of 12 properties under development, the Company’s portfolio will increase to 62,452 apartment homes in 180 properties. Camden was recently named by FORTUNE® Magazine for the eighth consecutive year as one of the “100 Best Companies to Work For” in America, ranking #10.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended March 31,
	2015	2014
OPERATING DATA
Property revenues
Rental revenues	$186,857	$178,964
Other property revenues	28,577	26,965
Total property revenues	215,434	205,929

Property expenses
Property operating and maintenance	52,998	50,747
Real estate taxes	25,413	23,577
Total property expenses	78,411	74,324

Non-property income
Fee and asset management	1,563	3,023
Interest and other income	60	288
Income on deferred compensation plans	1,864	681
Total non-property income	3,487	3,992

Other expenses
Property management	5,962	5,839
Fee and asset management	1,076	1,259
General and administrative	9,748	9,545
Interest	24,612	23,133
Depreciation and amortization	61,530	57,396
Amortization of deferred financing costs	798	841
Expense on deferred compensation plans	1,864	681
Total other expenses	105,590	98,694

Gain on sale of operating properties, including land	85,192	354
Equity in income of joint ventures	1,382	4,290
Income from continuing operations before income taxes	121,494	41,547
Income tax expense	(429)	(474)
Net income	121,065	41,073
Less income allocated to non-controlling interests from continuing operations	(5,466)	(1,037)
Net income attributable to common shareholders	$115,599	$40,036

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$121,065	$41,073
Other comprehensive income
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	37	15
Comprehensive income	121,102	41,088
Less income allocated to non-controlling interests from continuing operations	(5,466)	(1,037)
Comprehensive income attributable to common shareholders	$115,636	$40,051

PER SHARE DATA
Total earnings per common share – basic	$1.29	$0.45
Total earnings per common share – diluted	1.27	0.45

Weighted average number of common shares outstanding:
Basic	88,987	87,651
Diluted	90,464	88,824

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended March 31,
	2015	2014
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$115,599	$40,036
Real estate depreciation from continuing operations	60,363	56,011
Adjustments for unconsolidated joint ventures	2,245	1,314
Income allocated to non-controlling interests	5,466	1,037
Gain on sale of unconsolidated joint venture properties	—	(3,566)
Gain on sale of operating properties, net of tax	(85,145)	—
Funds from operations	$98,528	$94,832

Less: recurring capitalized expenditures (a)	(11,261)	(8,399)

Adjusted funds from operations - diluted	$87,267	$86,433

PER SHARE DATA
Funds from operations - diluted	$1.08	$1.05
Adjusted funds from operations - diluted	0.96	0.96
Distributions declared per common share	0.70	0.66

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	91,275	89,910

PROPERTY DATA
Total operating properties (end of period) (b)	168	169
Total operating apartment homes in operating properties (end of period) (b)	58,446	59,641
Total operating apartment homes (weighted average)	51,558	52,659
Total operating apartment homes - excluding operating property sales (weighted average)	51,558	52,659

(a) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(b) Includes joint ventures and properties held for sale.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEET
(In thousands)

(Unaudited)

	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014
ASSETS
Real estate assets, at cost
Land	$1,012,684	$1,003,422	$997,349	$985,444	$978,770
Buildings and improvements	5,979,985	5,890,498	5,894,453	5,762,428	5,691,619
	6,992,669	6,893,920	6,891,802	6,747,872	6,670,389
Accumulated depreciation	(1,798,955)	(1,738,862)	(1,813,124)	(1,755,086)	(1,698,724)
Net operating real estate assets	5,193,714	5,155,058	5,078,678	4,992,786	4,971,665
Properties under development, including land	519,454	527,596	576,269	599,139	515,141
Investments in joint ventures	36,526	36,429	35,180	36,167	36,719
Properties held for sale	—	27,143	—	—	—
Total real estate assets	5,749,694	5,746,226	5,690,127	5,628,092	5,523,525
Accounts receivable – affiliates	25,652	25,977	25,954	26,501	26,145
Other assets, net (a)	122,326	124,888	123,999	114,002	107,862
Cash and cash equivalents	174,353	153,918	66,127	16,069	16,768
Restricted cash	5,034	5,898	5,769	5,424	5,549
Total assets	$6,077,059	$6,056,907	$5,911,976	$5,790,088	$5,679,849

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$1,838,203	$1,837,911	$1,837,621	$1,769,287	$1,649,041
Secured	904,914	905,628	906,328	930,952	940,881
Accounts payable and accrued expenses	134,438	157,232	147,255	122,307	124,981
Accrued real estate taxes	23,269	39,149	54,369	40,232	21,922
Distributions payable	64,261	60,386	60,265	59,770	59,728
Other liabilities (b)	102,163	100,058	94,230	90,944	88,693
Total liabilities	3,067,248	3,100,364	3,100,068	3,013,492	2,885,246

Commitments and contingencies
Non-qualified deferred compensation share awards	69,902	68,134	60,363	61,727	55,498

Equity
Common shares of beneficial interest	976	976	974	967	966
Additional paid-in capital	3,656,105	3,667,448	3,649,750	3,595,315	3,593,633
Distributions in excess of net income attributable to common shareholders	(403,518)	(453,777)	(568,142)	(550,050)	(523,321)
Treasury shares, at cost	(388,181)	(396,626)	(397,497)	(398,474)	(399,510)
Accumulated other comprehensive loss (c)	(2,382)	(2,419)	(1,474)	(1,077)	(1,091)
Total common equity	2,863,000	2,815,602	2,683,611	2,646,681	2,670,677
Non-controlling interests	76,909	72,807	67,934	68,188	68,428
Total equity	2,939,909	2,888,409	2,751,545	2,714,869	2,739,105
Total liabilities and equity	$6,077,059	$6,056,907	$5,911,976	$5,790,088	$5,679,849

(a) Includes net deferred charges of:	$12,432	$13,219	$14,361	$12,747	$13,615

(b) Includes deferred revenues of:	$1,728	$1,848	$1,734	$1,070	$1,786

(c) Represents the unrealized net loss and unamortized prior service costs on post retirement obligation, and unrealized loss on cash flow hedging activities.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding gains (or losses) associated with previously depreciated operating properties, real estate depreciation and amortization, impairments of depreciable assets, and adjustments for unconsolidated joint ventures. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:
Adjusted FFO
In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Definitions of recurring capital expenditures are subjective. Accordingly, there can be no assurance our basis for computing this non-GAAP measure is comparable with that of other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended March 31,
	2015	2014
Net income attributable to common shareholders	$115,599	$40,036
Real estate depreciation from continuing operations	60,363	56,011
Adjustments for unconsolidated joint ventures	2,245	1,314
Income allocated to non-controlling interests	5,466	1,037
Gain on sale of unconsolidated joint venture properties	—	(3,566)
Gain on sale of operating properties, net of tax	(85,145)	—
Funds from operations	$98,528	$94,832

Less: recurring capitalized expenditures	(11,261)	(8,399)

Adjusted funds from operations	$87,267	$86,433

Weighted average number of common shares outstanding:
EPS diluted	90,464	88,824
FFO/AFFO diluted	91,275	89,910

Earnings per common share – diluted	$1.27	$0.45
FFO per common share - diluted	$1.08	$1.05
AFFO per common share - diluted	$0.96	$0.96

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	2Q15	Range	2015	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.36	$0.40	$2.39	$2.55
Expected real estate depreciation	0.68	0.68	2.74	2.74
Expected adjustments for unconsolidated joint ventures	0.03	0.03	0.10	0.10
Expected income allocated to non-controlling interests	0.01	0.01	0.10	0.10
(Gain) on sale of unconsolidated joint venture property	—	—	—	—
Realized (gain) on sale of operating properties	—	—	(0.93)	(0.93)
Expected FFO per share - diluted	$1.08	$1.12	$4.40	$4.56

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements earlier in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended March 31,
	2015	2014
Net income attributable to common shareholders	$115,599	$40,036
Less: Fee and asset management	(1,563)	(3,023)
Less: Interest and other income	(60)	(288)
Less: Income on deferred compensation plans	(1,864)	(681)
Plus: Property management	5,962	5,839
Plus: Fee and asset management	1,076	1,259
Plus: General and administrative	9,748	9,545
Plus: Interest	24,612	23,133
Plus: Depreciation and amortization	61,530	57,396
Plus: Amortization of deferred financing costs	798	841
Plus: Expense on deferred compensation plans	1,864	681
Less: Gain on sale of operating properties, including land	(85,192)	(354)
Less: Equity in income of joint ventures	(1,382)	(4,290)
Plus: Income tax expense	429	474
Plus: Income allocated to non-controlling interests from continuing operations	5,466	1,037
Net Operating Income (NOI)	$137,023	$131,605

"Same Property" Communities	$126,307	$121,748
Non-"Same Property" Communities	7,137	3,938
Development and Lease-Up Communities	2,313	(14)
Dispositions/Other	1,266	5,933
Net Operating Income (NOI)	$137,023	$131,605

EBITDA
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, net of tax, and income (loss) allocated to non-controlling interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income attributable to common shareholders to EBITDA is provided below:

	Three months ended March 31,
	2015	2014
Net income attributable to common shareholders	$115,599	$40,036
Plus: Interest	24,612	23,133
Plus: Amortization of deferred financing costs	798	841
Plus: Depreciation and amortization	61,530	57,396
Plus: Income allocated to non-controlling interests from continuing operations	5,466	1,037
Plus: Income tax expense	429	474
Less: Gain on sale of operating properties, including land	(85,192)	(354)
Less: Equity in income of joint ventures	(1,382)	(4,290)
EBITDA	$121,860	$118,273